               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  April 16, 1997


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


       Delaware                 1-8400                  75-1825172
(State of Incorporation) ( Commission File Number)   (IRS Employer
                                                    Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)               (Zip Code)


                               (817) 963-1234
                      (Registrant's telephone number)







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Item 5.   Other Events

American's collective bargaining agreement with the Allied Pilots Association (APA) became amendable on August 31, 1994. On September 2, 1996, American and the APA reached a tentative agreement on a new labor contract. The tentative agreement was approved by the APA Board of Directors and sent out for membership ratification, but subsequently rejected by the APA membership. On January 10, 1997, the National Mediation Board
(NMB) proffered binding arbitration to the APA and American. American agreed to arbitration but because the APA did not also agree, the proffer was rejected and on January 15, 1997, the APA and American were notified (i) that the NMB was terminating its services and (ii) that beginning February 15, 1997, either party could resort to self-help remedies, including a strike by the members of the APA. On February 15, 1997, the APA did initiate a strike against American but immediately thereafter President Clinton intervened and appointed a Presidential Emergency Board
(PEB), pursuant to his authority under the Railway Labor Act. The effect of President Clinton's actions was to stop the strike and begin a process during which the PEB reviewed the positions advocated by both parties. On March 19, 1997, before the PEB issued its recommendations, American and the APA reached a second tentative agreement on a new contract. The APA Board approved the  second  tentative  agreement  on  April  4,  1997,  and  the agreement has been submitted to the APA membership for ratification. It is anticipated that the membership's decision will be known in early May 1997. If the tentative agreement is rejected by the APA, and unless the Congress takes additional action, either party will be permitted to resort to self-help remedies, which include, but are not limited to, a strike by the members of the APA. The Company and the APA have agreed to a timetable under which neither party will resort to self-help remedies for a period of 30 days following the failure of the APA membership to ratify the tentative agreement. Any work stoppage by the APA members would have a material adverse impact on the Company.

AMR Corporation (the "Company") is filing herewith a press release issued today by the Company to report first quarter 1997 earnings as Exhibit 99.1 which is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

The following exhibit is included herein:

99.1      Press Release

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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  April 16, 1997

                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

Exhibit 99.1





                              Contact:  Al Comeaux
                                        Fort Worth, Texas (CDT)
                                        (817) 967-1577


       AMR REPORTS FIRST QUARTER EARNINGS OF $152 MILLION

FOR RELEASE:  Wednesday, April 16, 1997


     FORT WORTH, Texas -- AMR Corp., parent company of American Airlines Inc., today reported first quarter net earnings of $152 million, or $1.65 per common share. The 1997 earnings compare to first quarter 1996 earnings of $157 million, or $1.84 per fully diluted share.
     "Despite the effects of a threatened pilot strike, strong levels of demand, combined with relatively limited capacity additions, produced good results for us," said AMR Chairman Robert L. Crandall. "While our results are testimony to the continuing strength of demand, they would have been dramatically better absent the labor dispute."
     "We are thus very pleased that earlier this month, the Allied Pilots Association's Board of Directors recommended the second tentative agreement to its membership," he said. "We hope the agreement will be ratified by the pilots in early May, so we can look forward to greater success in the remaining months of 1997."
     In a related matter, AMR recorded a $20 million pre-tax charge in the first quarter of 1997, which, together with previously accrued amounts, reflected the 5.75 million stock options being offered to the pilots at $10 below market value. This $20 million charge resulted in lower earnings per share of $0.14 after taxes.
     AMR also confirmed its earlier announcement that it intends to repurchase from time to time up to 5.75 million shares of its common stock in the open market to offset potential dilution from the pilot stock options. This repurchase is contingent on ratification of the tentative agreement, and the timing and amount of shares actually repurchased will depend on market conditions and other corporate considerations.
                               ###

AMR CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited) (In millions, except per share amounts)

                                       Three Months
                                          Ended
                                        March 31,        Percent                     t
                                     1997       1996     Change
Revenues
  Airline Group
    Passenger - American Airlines   $3,390    $3,287        3.1
                      - AMR Eagle      248       267       (7.1)
    Cargo                              164       163        0.6
    Other                              204       197        3.6
                                     4,006     3,914        2.4

  The SABRE Group                      440       428        2.8
  Management Services Group            161       157        2.5
  Less: Intergroup revenues           (181)     (191)      (5.2)
    Total operating revenues         4,426     4,308        2.7

Expenses
  Wages, salaries and benefits       1,540     1,487        3.6
  Aircraft fuel                        520       441       17.9
  Commissions to agents                314       315       (0.3)
  Depreciation and amortization        312       300        4.0
  Other rentals and landing fees       218       216        0.9
  Maintenance materials and repairs    195       168       16.1
  Food service                         161       156        3.2
  Aircraft rentals                     144       164      (12.2)
  Other operating expenses             673       660        2.0
    Total operating expenses         4,077     3,907       (4.4)
Operating Income                       349       401      (13.0)

Other Income (Expense)
  Interest income                       27        16       68.8
  Interest expense                    (103)     (146)     (29.5)
  Minority interest                    (12)        -          *
  Miscellaneous - net                   (4)       (6)     (33.3)
                                       (92)     (136)     (32.4
Earnings Before Income Taxes           257       265       (3.0)
Income tax provision                   105       108       (2.8)
Net Earnings                        $  152    $  157       (3.2)

Earnings Per Common Share
  Primary                           $ 1.65    $ 2.02

  Fully Diluted                     $ 1.65    $ 1.84

Number of Shares Used in Computation
  Primary                               92        78

  Fully Diluted                         92        92

* Greater Than 100%

AMR CORPORATION
BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
(Unaudited) (In millions)

                                       Three Months
                                          Ended
                                        March 31,        Percent
                                     1997       1996     Change
Airline Group
Revenues
    Passenger - American Airlines   $3,390    $3,287         3.1
                      - AMR Eagle      248       267        (7.1)
    Cargo                              164       163         0.6
    Other                              204       197         3.6
                                     4,006     3,914         2.4
Expenses
  Wages, salaries and benefits       1,334     1,301         2.5
  Aircraft fuel                        520       441        17.9
  Commissions to agents                314       315        (0.3)
  Depreciation and amortization        262       252         4.0
  Other operating expenses           1,352     1,343         0.7
    Total operating expenses         3,782     3,652         3.6
Operating Income                       224       262       (14.5)
Other Income (Expense)                 (80)     (134)      (40.3)
Earnings Before Income Taxes        $  144    $  128        12.5
Pre-tax Margin                         3.6%      3.3%        0.3 pts.

The SABRE Group

Revenues                            $  440    $  428         2.8

Operating Expenses                     332       312         6.4

Operating Income                       108       116        (6.9)
Other Income (Expense)                   1        (1)          *
Earnings Before Income Taxes        $  109    $  115        (5.2)
Pre-tax Margin                        24.8%     26.9%       (2.1) pts.

Management Services Group

Revenues                            $  161    $  157         2.5

Operating Expenses                     144       134         7.5

Operating Income                        17        23       (26.1)
Other Income (Expense)                  (1)       (1)          -
Earnings Before Income Taxes        $   16    $   22       (27.3)
Pre-tax Margin                         9.9%     14.0%       (4.1) pts.

* Greater Than 100%

Airline Group
Operating Statistics
(Unaudited)

                                             Three Months
                                                Ended
                                              March 31,        Percent
                                           1997       1996     Change
American Airlines Jet Operations:
  Revenue passenger miles (millions)       25,295    24,632       2.7
  Available seat miles (millions)          37,520    37,554      (0.1)
  Cargo ton miles (millions)                  480       498      (3.6)
  Passenger load factor                      67.4%     65.6%       1.8 pts.
  Breakeven load factor                      62.7%     59.8%       2.9 pts.
  Passenger revenue yield per
    passenger mile (cents)                  13.40     13.34        0.4
  Passenger revenue per
    available seat mile (cents)              9.04      8.75        3.3
  Cargo revenue yield per ton
    mile (cents)                            33.77     32.26        4.7
  Operating expenses per available
    seat mile (cents)                        9.40      8.97        4.8
  Fuel consumption (gallons, in millions)     673       663        1.5
  Fuel price per gallon (cents)              74.7      63.9       16.9
  Fuel price per gallon, excluding
    fuel tax (cents)                         69.7      59.0       18.1
  Operating aircraft at period-end            643       632        1.7

AMR Eagle, Inc.:
  Revenue passenger miles (millions)          602       636       (5.3)
  Available seat miles (millions)           1,043     1,137       (8.3)
  Passenger load factor                      57.7%     56.0%       1.7 pts.
  Operating aircraft at period-end            205       255      (19.6)

AMR Corporation
Average Equivalent Number of
Employees
    Airline Group:
        AA Jet Operations                  80,000    79,100
        Other                              10,000    10,800
           Total Airline Group             90,000    89,900
    The SABRE Group                         8,200     7,900
    Management Services Group              15,400    13,500
    Total                                 113,600   111,300